Merger (Schedule of Fair Value Adjustments for Acquired Loans) (Details) - Liverpool Community Bank [Member] $ in Thousands	Apr. 30, 2018 USD ($)
Business Acquisition [Line Items]
Gross amortized cost basis at April 30, 2018	$ 32,091
Market rate adjustment	272
Credit fair value adjustment on pools of homogeneous loans	(496)
Credit fair value adjustment on impaired loans	(622)
Reversal of existing deferred fees and premiums	86
Fair value of purchased loans at April 30, 2018	$ 31,331